Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

1. The Annual Report of Monro Muffler Brake, Inc. (“Monro”) on Form 10-K for the period ended March 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monro.

/s/ Robert G. Gross Robert G. Gross	Dated: June 12, 2008 Chief Executive Officer and Chairman of the Board

/s/ Catherine D’Amico Catherine D’Amico	Dated: June 12, 2008 Executive Vice President — Finance and Chief Financial Officer